SUPPLEMENT DATED JUNE 30, 2017

 FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2017

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2017

FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS
DATED MAY 1, 2017

1.
In “The Funds Summary Section” for the First Investors Government Fund and First Investors Life Series Government Fund (each, a “Government Fund”) under the heading “Principal Investment Strategies” the following is added as the second to last sentence in the second paragraph:

To a lesser extent, the Fund may invest in municipal securities that are rated AA or above by Standards and Poor’s Rating Services or Aa2 or above by Moody’s Investor Service, Inc.

2.	In “The Funds Summary Section” for each Government Fund, the following risks are added as principal risks of the Fund:

Call Risk.  When interest rates fall, a callable bond issuer may “call” or repay the security before its maturity and cause the Fund’s income to decline.

Liquidity Risk.  Certain securities, such as municipal securities, may be difficult or impossible to sell at a favorable time or price.

3.	In “The Funds Summary Section” for each Government Fund, the disclosure regarding Market Risk is deleted and replaced with the following:

Market Risk.  The prices of the debt securities held by the Fund may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments, interest rate fluctuations, and circumstances directly involving the issuers. Certain conditions can threaten a municipality’s ability to raise taxes or collect revenue. Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

4.	In “The Funds In Greater Detail” section for each Government Fund, under the heading “Principal Investment Strategies” the following is added as the second to last sentence in the second paragraph:

To a lesser extent, the Fund may invest in municipal securities that are rated AA or above by Standards and Poor’s Rating Services or Aa2 or above by Moody’s Investor Service, Inc.

5.	In “The Funds In Greater Detail” section for each Government Fund, the following risks are added as principal risks of the Fund:

Call Risk:

During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity. The Fund would then lose any price appreciation above the bond’s call price and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Liquidity Risk:

The Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions.  As a result, the Fund may have to lower the price on certain investments that it is trying to sell, sell the investments at a loss, sell other investments instead or forego an investment opportunity, any of which could adversely affect the Fund.  The Fund could lose money or face difficulty in meeting shareholder redemptions if it cannot sell an investment at the time and price that would be beneficial to the Fund.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, which may have an adverse effect on the Fund.

6.	In “The Funds In Greater Detail” section for each Government Fund, the following is added as the sixth sentence of the first paragraph in the disclosure regarding Market Risk:

Legislative, political, or judicial developments that are perceived to have a negative effect on municipal securities and other economic conditions that threaten the ability of municipalities to raise taxes or obtain other sources of revenue to back their securities may impact the Fund’s returns or the ability of the municipal issuer to pay interest or principal.

7.	In “The Funds In Greater Detail” section for the Strategic Income Fund, the second paragraph under “Call Risk” is replaced with the following:

Investments in the Tax Exempt Income Fund, Tax Exempt Opportunities Fund and Government Fund are subject to call risk.

8.	In “The Funds In Greater Detail” section for the Strategic Income Fund, the third paragraph under “Liquidity Risk” is replaced with the following:

Investments in the Government Cash Management Fund, Investment Grade Fund, Floating Rate Fund, Fund For Income, Government Fund, International Opportunities Bond Fund, Tax Exempt Income Fund, Tax Exempt Opportunities Fund, Real Estate Fund and securities the Fund may invest in directly are subject to liquidity risk.

9.	In “The Funds In Greater Detail” section for the Strategic Income Fund, the following is added as the eighth sentence in the first paragraph in the disclosure regarding Market Risk:

Legislative, political, or judicial developments that are perceived to have a negative effect on municipal securities and other economic conditions that threaten the ability of municipalities to raise taxes or obtain other sources of revenue to back their securities may impact an Underlying Fund’s returns or the ability of the municipal issuer to pay interest or principal.

10.
In the “Fund Management In Greater Detail” section of each prospectus listed above, the disclosure regarding Clark D. Wagner is supplemented to reflect his position as President of the First Investors Family of Funds since May 2017.

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Please retain this Supplement for future reference.
IELTP6172

SUPPLEMENT DATED JUNE 30, 2017

FIRST INVESTORS INCOME FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 31, 2017

FIRST INVESTORS EQUITY FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 31, 2017

FIRST INVESTORS LIFE SERIES FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2017

FIRST INVESTORS TAX EXEMPT FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2017

In Part I of each of the Statements of Additional Information listed above, in the “Management of the Funds” section, the information regarding William M. Lipkus in the table under the heading "OFFICERS WHO ARE NOT TRUSTEES” is deleted and replaced with the following:

OFFICERS WHO ARE NOT TRUSTEES
Name and Year of Birth	Position(s) held with Funds covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years
Clark D. Wagner 1959	President since May 2017
Chief Investment Officer, Foresters Financial since February 2016; President, Foresters Investment Management Company, Inc. (“FIMCO”) since May 2016; Director of Fixed Income, FIMCO from 2001-2016; Portfolio Manager and Co-Portfolio Manager of certain First Investors Funds since 1991; Portfolio Manager, FIMCO, since 1991.

* Officers are appointed by the Board for one-year terms.

* * * * *
Please retain this Supplement for future reference.
IELT6172